                                                                Exhibit 10.17



                                     LEASE

                                    BETWEEN

                        NATIONAL METAL PROCESSING, INC.

                                      AND

                                MNP CORPORATION



                               Date: June 1, 1995

                              TABLE OF CONTENTS
                                                           Page
                                                           ----
ARTICLE I       LEASED PREMISES ..........................    1
ARTICLE II      TERM OF LEASE ............................    3
ARTICLE III     RENT .....................................    3
ARTICLE IV      TAXES ....................................    4
ARTICLE V       UTILITY EXPENSES .........................    5
ARTICLE VI      USE OF PREMISES ..........................    6
ARTICLE VII     ALTERATIONS...............................    7
ARTICLE VIII    MAINTENANCE OF LEASED PREMISES ...........    7
ARTICLE IX      MECHANIC'S LIEN...........................    8
ARTICLE X       DESTRUCTlON OF LEASED PREMISES ...........    8
ARTICLE XI      TRADE FIXTURES IN LEASED PREMISES ........    9
ARTICLE XII     ACCESS TO LEASED PREMISES ................    9
ARTICLE XIII    SURRENDER OF LEASED PREMISES .............   10
ARTICLE XIV     INDEMNITY AND INSURANCE BY
                TENANT ...................................   10
ARTICLE XV      OPTION TO PURCHASE .......................   11
ARTICLE XVI     ASSIGNMENT AND SUBLETTING ................   17
ARTICLE XVII    EMINENT DOMAIN ...........................   17
ARTICLE XVIII   DEFAULT BY TENANT ........................   18
ARTICLE XIX     WAIVER OF TENANT'S DEFAULT ...............   19
ARTICLE XX      DEFAULT BY LANDLORD ......................   19
ARTICLE XXI     DEFAULT INTEREST .........................   19

ARTICLE XXII    HOLDING OVER .............................    19
ARTICLE XXIII   QUIET ENJOYMENT ..........................    20
ARTICLE XXIV    WAIVER OF SUBROGATION ....................    20
ARTICLE XXV     NOTICES ..................................    20
ARTICLE XXVI    PROVISIONS BINDING .......................    21
ARTICLE XXVII   COMPLETE AGREEMENT .......................    22


EXHIBITS

EXHIBIT A       Outline of High-Bay Space

EXHIBIT B       Outline of Mid-Range Space

EXHIBIT C       Outline of Office Space

EXHIBIT D       Outline of Low Area Space

EXHIBIT E       Outline of Additional Low Area Space

EXHIBIT F       Description of Adjacent Parcel

EXHIBIT G       Owner's Policy of Title Insurance and Owner of Record and
                Encumbrance Search Report

                                    LEASE



                THIS LEASE ("Lease"), effective as of the 1st day of June, 1995, by and between NATIONAL METAL PROCESSING, INC., a Michigan corporation, having an office at 3105 Beaufait, Detroit, Michigan 48207 ("Landlord"), and MNP CORPORATION, a(n) Michigan corporation, having an office at 6440 Mack Avenue, Detroit, Michigan 48207 ("Tenant").

                WHEREAS, Landlord is the lessee of the leased Premises (hereinafter defined) pursuant to a lease Purchase Agreement dated June 30,1986 (the "Main lease"), between The Economic Development Corporation of the City of Detroit ("Development Corporation") and Landlord, a copy of which lease was previously delivered to Tenant.

                WHEREAS, to the extent that the Main lease remains in full force and effect, this deemed a sublease from Landlord to Tenant. Upon termination or expiration of the Main lease due to Landlord's redemption of the Bond (as hereinafter defined), this Lease shall be deemed a direct lease from Landlord to Tenant.

                            W I T N E S S E T H:
                            - - - - - - - - - -

                                  ARTICLE I
                                  ---------

                               LEASED PREMISES
                               ---------------

                1. Landlord, for and in consideration of the payment of the rent and the performance by Tenant of the covenants and agreements as hereinafter set forth, does hereby demise, let and lease unto Tenant and Tenant does hereby accept from Landlord the following, all of which is located in that certain building (the "Building") located on the real property (the "land"), known for street numbering purposes as 6440 Mack Avenue, Detroit, Michigan 48207:

                        (a) approximately sixty-one thousand nine hundred fifty-eight (61,958) square feet of high-bay space (the "High-Bay Space"), as outlined on EXHIBIT "A" attached hereto and made a part hereof;

                        (b) approximately twenty-two thousand six hundred fifty-seven (22,657) square feet of mid-range and office space (the "Mid-Range Space"), as outlined on EXHIBIT "B" attached hereto and made a part hereof;

                        (c) approximately nineteen thousand (19,000) square feet of office space (the "Office Space") located on the second floor of the Building, as outlined on EXHIBIT "C" attached hereto and made a part hereof.

The High-Bay Space, the Mid-Range Space and the Office Space are collectively referred to herein as the "Leased Premises."

                        (d) Commencing upon the beginning of the second Lease Year (hereinafter defined), Landlord shall demise, let and lease unto Tenant and Tenant will accept from Landlord, approximately thirty-two thousand four hundred eighty-three (32,483) square feet of low area space (the "Low Area Space"), as outlined on EXHIBIT "D" attached hereto and made a part hereof. Upon the commencement of the second Lease Year, any references to the Leased Premises in this Lease shall be deemed to include the low Area Space. Tenant acknowledges that the
                Low) Area Space is being leased in its "AS-IS", "WHERE-IS" condition existing as of the date that possession of the low Area Space is delivered to Tenant.

                        (e) Commencing upon the beginning of the third Lease Year, Landlord shall demise, let and lease unto Tenant and Tenant will accept from Landlord, approximately fifteen thousand four hundred eighty (15,480) square feet of additional low area space (the "Additional low Area Space"), as outlined on EXHIBIT "E" attached hereto and made a part hereof. Upon the commencement of the third Lease Year, any references to the Leased Premises in this Lease shall be deemed to include the Additional low Area Space. Tenant acknowledges that the Additional low Area Space is being leased in its "AS-IS", "WHERE-IS" condition existing as of the date that possession of the Additional low Area Space is delivered to Tenant.

        2. During the term of this Lease, Tenant shall have a nonexclusive license and right to use the sidewalks, driveways and parking areas (the "Common Areas") located on the land as reasonably necessary for Tenant's use and occupancy of the Leased Premises, subject to the control, management and direction of Landlord. Such use shall be jointly with Landlord and any other tenants of the Building, subject to such reasonable rules and regulations as Landlord may from time to time establish, and shall be limited to the purposes for which such areas are intended. Landlord reserves the right to alter or vary the Common Areas from time to time provided such alteration does not materially impact Tenant's use of and operation from the Leased Premises. Tenant agrees not to obstruct or unnecessarily interfere with the use of the Common Areas by Landlord and any other tenants of the Building and to keep all such areas free and clear of rubbish, litter and debris resulting from Tenant's use and operation of the Leased Premises.

        3. The term "Lease Year" as used herein shall mean the period of twelve (12) months commencing with the Commencement Date of the term of this Lease and ending on the day immediately preceding the first anniversary of the Commencement Date, and each successive period of twelve (12) months thereafter during the term of this Lease.

        4. To the extent that the Main Lease remains in full force and effect, this Lease shall be deemed a sublease from Landlord to Tenant and Landlord shall continue to remain primarily liable for the performance and observance of the terms and conditions of the Main Lease. Upon termination or expiration of the Main Lease due to landlord's redemption of the Bond, this Lease shall be deemed a direct lease from Landlord to Tenant. This Lease is conditioned upon Landlord obtaining the consent required under Article IX of the Main Lease, and such consent shall be deemed to be an acknowledgement by the Development Corporation that, in the event that the Main Lease is terminated (other than due to the redemption of the Bond), the Development Corporation agrees to recognize all of the terms and conditions of this Lease for the balance of the term thereof remaining, including, without limitation, the "Options" set forth in Article XV, with the same force and effect as if the Development Corporation is the landlord under this Lease, and Tenant's use of the Leased Premises shall not be disturbed provided that Tenant is not in default under this Lease. If such consent is not obtained as required therein, then this Lease shall be null and void. Tenant agrees to furnish to Landlord any documents or information necessary or required in order to comply with the terms of the Main Lease and to obtain the necessary consent thereunder; provided, however, Tenant shall not be required to assume any of Landlord's obligations under the Main Lease except as provided in this Lease.

        5. Tenant acknowledges that the Leased Premises are being leased in an "AS-IS", "WHERE-IS" condition. Tenant further acknowledges that Landlord has made no representations or warranties of any kind whatsoever, either express or implied, with respect to the condition of the Leased Premises.


                                 ARTICLE II
                                 ----------

                                TERM OF LEASE
                                -------------

        To have and to hold the Leased Premises unto Tenant for a term commencing on June 1, 1995 (the "Commencement Date") and ending three (3) years thereafter.

                                 ARTICLE III
                                 -----------

                                    RENT
                                    ----

        Tenant covenants and agrees to pay to Landlord rent for the Leased Premises during the term of this Lease, without deduction or set-off and without demand as follows:

                        (a) For the High-Bay Space, the sum of Ninety Two Thousand Nine Hundred Thirty Seven Dollars ($92,937) per annum, payable in equal monthly installments of Seven Thousand Seven Hundred Forty-Four and 75/100 Dollars ($7,744.75) each.

                        (b) For the Mid-Range Space, the sum of Twenty Two Thousand Six Hundred Fifty-Seven Dollars ($22,657) per annum, payable in equal monthly installments of One Thousand Eight Hundred Eighty-Eight and 08/100ths Dollars ($1,888.08) each.

                        (c) Tenant shall not be obligated to pay rent for the Office Space. Notwithstanding the foregoing, Tenant shall be obligated to pay to Landlord for Tenant's proportionate share (hereinafter defined) of the terms set forth in Articles IV, V, VIII and XIV of this Lease.

                        (d) Commencing upon the second Lease Year, for the Low Area Space, the sum of Thirty Two Thousand Four Hundred Eighty-Three Dollars ($32,483) per annum, payable in equal monthly installments of Two Thousand Seven Hundred Six and 92/100 Dollars ($2,706.92) each.

                        (e) Commencing upon the third Lease Year, for the Additional low Area Space, the sum of Fifteen Thousand Four Hundred Eighty Dollars ($15,480) per annum, payable in equal monthly installments of One Thousand Two Hundred Ninety Dollars ($1,290) each.

Based upon the foregoing, the aggregate monthly rent during the term of this Lease shall be as follows:

          From the              Through the             Monthly Rent
          --------              -----------             ------------
        Commencement Date       Twelfth month            $ 9,632.83
        Thirteenth month        Twenty-fourth month      $12,339.75
        Twenty-fifth month      Thirty-sixth month       $13,629.75

Each monthly payment of rent shall be payable on the first (1st) day of every calendar month in advance, prorated for any partial month based on a thirty
(30) day calendar month.


                                 ARTICLE IV
                                 ----------

                                    TAXES
                                    -----

                1. Landlord shall pay or cause to be paid all real estate taxes and assessments, both general and special, levied and assessed against the Land and the Building wherein the Leased Premises are situated or which may be added thereto and actually paid by Landlord ("Taxes"), including, without limitation, taxes on building cranes. During the term of this Lease, Tenant shall pay to Landlord, as additional rent, monthly, in advance, an amount equal to one-twelfth (1/12th) of Tenant's proportionate share of Taxes for the current tax year, as reasonably estimated by Landlord. If Tenant's proportionate share of Taxes with respect to any tax year is less than the total amount theretofore paid by Tenant for such period, then Tenant shall, upon receipt of invoices from Landlord, pay the difference between the actual amount paid by Tenant and Tenant's proportionate share of Taxes. If Tenant's proportionate share of Taxes for any tax year exceeds the total amount theretofore paid by Tenant for such period, the excess shall be credited against the payments with respect to Taxes next becoming due. For purposes of this Article IV, Tenant's proportionate share of Taxes shall be the total amount of such Taxes multiplied by a fraction, the numerator of which shall be the square feet of floor area within the Leased Premises, as the same is adjusted from time to time as provided in this Lease, and the denominator of which shall be the number of square feet of leasable floor area within the Building. Based upon the foregoing, the term Tenant's proportionate share as used in this Article IV and in Article XIV of this Lease shall mean:

                                                          Tenant's
             From the           Through the          Proportionate Share
             --------           -----------          -------------------
        Commencement Date       Twelfth month               68.4%

        Thirteenth month        Twenty-fourth month         89.8%

        Twenty-fifth month      Thirty-sixth month           100%

                2. Tenant shall pay, before delinquency, all municipal, county, state and federal taxes assessed against any leasehold interest of Tenant or any fixtures, furnishings, equipment, stock-in-trade or other personal property of any kind owned, installed or used in or on the Leased Premises owned by Tenant or Landlord.

                3. Should any governmental taxing authority levy, assess or impose any tax excise or assessment (other than income or franchise tax) upon or against the rentals payable by Tenant to Landlord, either by way of substitution for or in addition to any existing tax on land and buildings or otherwise, Tenant shall be responsible for and shall pay any such tax, excise or assessment, or shall reimburse Landlord as additional rent for the amount thereof, as the case may be.


                                  ARTICLE V
                                  ---------

                              UTILITY EXPENSES
                              ----------------

                1. Landlord shall, during the term of this Lease, pay and discharge all water, rents, rates and charges, sewer rents and other governmental impositions and charges of every kind and nature whatsoever, which shall or may during the term of this Lease be charged, levied, laid, assessed, imposed, become due and payable, with respect to the Leased Premises and of all other governmental authorities whatsoever and all sewer rents and charges for water, steam, heat, gas, hot water, electricity, light and power, and other services, furnished to the Leased Premises (collectively, the "Utilities"). Tenant shall pay to Landlord, within ten (10) days of receipt of Landlord's invoice therefor, the cost of the Utilities provided to the Leased Premises, if separately metered or, if not separately metered, Tenant's proportionate share of the Utilities. In addition, Tenant shall pay to Landlord, within ten (10) days of receipt of Landlord's invoice therefor, Tenant's proportionate share of the Utilities furnished to the Common Areas and the Building. For purposes of this Article V, Tenant's proportionate share shall be a fraction, the numerator of which shall be the square feet of floor area of the Leased Premises, as the same is adjusted from time to time as provided in this Lease, and the denominator of which shall be the total square feet of floor area within the Building which is then actually leased to rent-paying tenants during the period in question.

                2. Landlord and Tenant acknowledge that it is the present intention of Landlord not to use or lease any of the unleased space in the Building either for Landlord's own use or for use by any other tenant. In the event that Landlord does use any space in the Building either for Landlord's own use or for use by any other tenant, Landlord agrees to equitably adjust the amount of the Utilities due from Tenant as set forth in this Article in a manner consistent with any such usage.


                                 ARTICLE VI
                                 ----------

                               USE OF PREMISES
                               ---------------

                1. Tenant covenants and agrees that during the term of this Lease, the Leased Premises shall be occupied and used for warehousing, light manufacturing and various processing operations performed on steel rod and wire and flat roll steel and for no other purpose without the written consent of Landlord. Tenant shall, at Tenant's expense, obtain any and all permits or governmental approvals which may be required in order for Tenant to use the Leased Premises for the uses contemplated herein.

                2. Tenant covenants and agrees to use, maintain and occupy the Leased Premises in a careful, safe and proper manner and will not permit waste therein. Tenant agrees to indemnify Landlord for all costs including attorneys' fees, to the extent permitted by applicable law, due to Tenant's activities or any other activities at the Leased Premises during the term of this Lease (other than for the activities of Landlord or its agents, employees or contractors), involving the use, shipment, storage or discharge of hazardous or toxic wastes or substances, solid wastes, wastewater or process water, that may result in any requirements, liability or claims to remedy or clean-up such wastes, whether based upon a statute, regulation, order of a governmental agency or a private claim.

                3. Tenant agrees to indemnify Landlord for all costs and expenses including attorneys' fees, due, in whole or in part, to Tenant's activities involving the use, shipment, storage or discharge of hazardous wastes, hazardous substances, solid wastes, wastewater or process water (collectively, "Hazardous Substances"), that may result in any requirements, liability or claims to remedy or clean-up such wastes, whether based upon a statute, regulation, order of a governmental agency or a private claim. These requirements, liabilities or claims include, but are not limited to, those arising out of the Clean Air Act, the Clean Water Act, the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Toxic Substances Control Act, the Safe Drinking Water Act, and the state counterparts of such foregoing statutes.
This indemnification applies to, but is not limited to, claims or liability regarding air pollution, water pollution, land pollution, groundwater pollution, solid and hazardous waste management, and toxic or hazardous substances control. Notwithstanding the foregoing, Landlord agrees to indemnity Tenant for all costs and expenses including attorney's fees, due as a result of any requirements, liability or claims made to remedy or clean-up any Hazardous Substances existing at the Leased Premises prior to the Commencement Date or which are caused by Landlord, its agents, employees or contractors during the term of this Lease.

                                 ARTICLE VII
                                 -----------

                                 ALTERATIONS
                                 -----------

                1. Tenant covenants and agrees not to make or permit to be made any alterations, improvements and additions to the Leased Premises or any part thereof except by and with the written consent of Landlord first obtained. Landlord will not unreasonably withhold Landlord's consent to any alterations, improvements and additions to be made by Tenant in order for Tenant to conduct Tenant's operations in the Leased Premises as contemplated in this Lease.

                2. All alterations, improvements and additions to the Leased Premises permitted to be made by Tenant shall be made in accordance with all applicable laws and, except for removable trade fixtures, shall at once when made or installed, be deemed to have attached to the freehold and to have become the property of Landlord and shall remain for the benefit of Landlord at the end of the term or other expiration of this Lease in as good order and condition as they were when installed, reasonable wear and tear excepted; provided, however, if prior to the termination of this Lease, or within fifteen
(15) days thereafter, Landlord so directs by written notice to Tenant, Tenant shall promptly remove the additions, improvements, fixtures and installations which were placed on the Leased Premises by Tenant and which are designated in said notice and repair any damage occasioned by such installation and/or removal and if Tenant fails to promptly remove such items, Landlord may effect the removals and repairs at Tenant's sole cost and expense.


                                ARTICLE VIII
                                ------------

                       MAINTENANCE OF LEASED PREMISES
                       ------------------------------

                1. Tenant shall be responsible, at Tenant's sole cost and expense, for the maintenance, repair and upkeep of the interior of the Leased Premises, including, without limitation, the fixtures, pipes, heating, air conditioning, plumbing and electrical systems and appliances thereof, and agrees to keep and maintain the nonstructural portions of the Leased Premises in good order, condition and repair, and to promptly make all repairs or replacements becoming necessary during the term of this Lease, including, without limitation, windows, doors, glass (which shall be replaced with glass of the same size and quality), and fixtures within the Leased Premises. Landlord may perform, on behalf of Tenant, any maintenance, repair and/or upkeep of the Leased Premises provided for herein which Tenant has failed to perform hereunder, provided that Landlord has given Tenant thirty (30) days' prior written notice of any such failure; the cost of such performance by Landlord together with default interest as provided in Article XXI hereof shall be payable by Tenant to Landlord upon demand. Tenant acknowledges that the Leased Premises are being leased in an "AS-IS", "WHERE-IS" condition. Tenant further acknowledges that Landlord has made no representations or warranties of any kind whatsoever, either express or implied, with respect to the condition of the Leased Premises.

                2. Landlord shall be responsible for the maintenance, repairs and replacements to the Common Areas and the exterior of the Building, unless such maintenance, repairs or replacements are necessitated by any act or negligence of Tenant, its agents, contractors, employees or invitees, in which event such damage shall be repaired by Landlord at Tenant's sole cost and expense. Tenant shall pay to Landlord, within ten (10) days of receipt of Landlord's invoice therefor, Tenant's proportionate share of the cost of the maintenance and repairs provided by Landlord to the Common Areas and the Building and Landlord shall be responsible, at Landlord's sole cost and expense, for replacements to the Common Areas and the Building. For purposes of this Article VIII, Tenant's proportionate share shall be as provided in Article V of this Lease.


                                 ARTICLE IX
                                 ----------

                               MECHANIC'S LIEN
                               ---------------

                If, because of any act or omission of Tenant, any mechanic's lien or other lien, charge or order for the payment of money shall be filed against any portion of the Leased Premises, then Tenant shall, at Tenant's own cost and expense, cause the same to be discharged of record or bonded within sixty (60) days after the filing thereof, and Tenant shall indemnity and save Landlord harmless from and against all costs, liabilities, suits, penalties, claims and demands on account thereof.


                                  ARTICLE X
                                  ---------

                       DESTRUCTlON OF LEASED PREMISES
                       ------------------------------

                1. If the Leased Premises or any material portion thereof shall be destroyed or damaged by any cause and such destruction or damage could reasonably be repaired within ninety (90) days thereafter, Landlord shall with diligence undertake and substantially complete repairs within ninety (90) days after the happening of such destruction or damage. If Tenant shall be deprived of the occupancy of any portion of the Leased Premises due to any destruction or damage but can nevertheless continue to engage in its regular business, a rental abatement shall be allowed in proportion to the area rendered untenantable and continuing until the Leased Premises are restored. No rent shall be payable during any period that Tenant is unable to engage in its regular business.


                2. If the destruction or damage cannot reasonably be repaired within ninety (90) days after the happening thereof, Landlord shall notify Tenant within thirty (30) days after the happening of such destruction or damage whether or not Landlord will repair or rebuild. If Landlord elects not to repair or rebuild, this Lease shall terminate. If Landlord shall elect to repair or rebuild, Landlord shall specify the time within which repairs or reconstruction will be completed and Tenant shall have the option, within thirty (30) days after the receipt of such notice, to terminate this Lease. If Tenant fails to notify Landlord of Tenant's election to terminate this Lease within the aforesaid thirty (30) day period, such failure by Tenant shall be deemed to be a waiver of Tenant's election to terminate and Landlord shall proceed with the repairs or reconstruction as provided herein.


                                 ARTICLE XI
                                 ----------

                      TRADE FIXTURES IN LEASED PREMISES
                      ---------------------------------

        1. Removable trade fixtures shall not be deemed to become a part of the Leased Premises unless so affixed to the realty as to damage the same in removal. Tenant may, at the expiration of the term of this Lease, remove all of Tenant's trade fixtures which can be removed without costly injury to, or undue defacement of the Leased Premises, provided all rents stipulated herein are paid in full and Tenant is not otherwise in default hereunder, and provided further that any and all damage to the Leased Premises resulting from or caused by such installation and/or removal shall be promptly repaired at Tenant's sole cost and expense. Notwithstanding the foregoing, Tenant shall not be permitted to remove any trade fixtures from the Leased Premises if such trade fixtures relate to any leasehold improvements which are subject to the provisions of
Article XV, Paragraph 7 of this Lease.

        2. All personal property belonging to Tenant or to any other person located in or about the Building or the Leased Premises shall be there at the sole risk of Tenant or such other person, and neither Landlord nor Landlord's agents shall be liable for: (a) the theft or misappropriation thereof (unless such theft or misappropriation is caused by the act or negligence of Landlord or its agents, employees or contractors), (b) any damage or injury thereto, or for damage or injury to Tenant or said other persons or to other property, caused by water, snow, frost, steam, heat or cold, dampness, falling plaster, sewers or sewage, gas, odors, noise, the bursting or leaking of pipes, plumbing, electrical wiring and equipment and fixtures of all kinds, (unless such damage or injury is caused by the act or negligence of Landlord or its agents, employees or contractors) or (c) any act, neglect or omission of any occupant of the Building or of any other person or caused in any other manner whatsoever (unless caused by the act, neglect or omission of Landlord or its agents, employees or contractors). Tenant agrees to protect, indemnity and save harmless Landlord from all losses, costs or damages sustained by reason of any act or other occurrence causing injury to any person or property whomsoever or whatsoever due to the use of the Leased Premises or any part thereof by Tenant.


                                 ARTICLE XII
                                 -----------

                          ACCESS TO LEASED PREMISES
                          -------------------------

        Tenant covenants and agrees to permit Landlord and Landlord's agents to inspect and examine the Leased Premises at any reasonable time to permit Landlord to make such repairs, decorations, alterations, improvements or additions in and to the Leased Premises that Landlord may deem desirable or necessary for the preservation of the Leased Premises or which Tenant has failed to do.

                                ARTICLE XIII
                                ------------

                        SURRENDER OF LEASED PREMISES
                        ----------------------------

                1. Tenant covenants and agrees to deliver up and surrender to Landlord possession of the leased Premises upon the expiration or earlier termination of this Lease, broom clean and in as good condition and repair as the same shall be at the commencement of the term of this Lease, or may have been put by Landlord or Tenant during the continuance thereof, ordinary wear and tear excepted.

                2. Prior to Tenant's vacating or delivering up the Leased Premises to Landlord, Tenant shall, at Tenant's sole cost and expense, remove all property of Tenant and all alterations, additions and improvements as to which Landlord shall have made the election provided for in Article VII of this Lease, and shall repair any damage to the Leased Premises caused by such installation and/or removal and restore the Leased Premises to the condition in which they were prior to the installation of the articles so removed. Any property not so removed and as to which Landlord shall have not made said election shall be deemed to have been abandoned by Tenant and may be retained or disposed of by Landlord, as Landlord shall desire. Tenant's obligation to observe or perform this covenant shall survive the expiration or termination of the term of this Lease.


                                 ARTICLE XIV
                                 -----------

                      INDEMNITY AND INSURANCE BY TENANT
                      ---------------------------------

                1. Tenant covenants and agrees that Tenant will protect, save and keep Landlord forever harmless and indemnified against and from any penalty, damages, charges or costs imposed or resulting from any violation of any law, order of governmental agency or ordinance, whether occasioned by the neglect of Tenant or those holding under Tenant, and that Tenant will at all times protect, indemnify, save and keep harmless Landlord from and against all claims, losses, costs, damages or expenses arising out of the use of the Leased Premises or out of or from any accident or other occurrence on or about the Leased Premises causing injury to any person or property whomsoever or whatsoever, and will protect, indemnify, save and keep harmless Landlord from and against any and all claims and from and against any and all losses, costs, damages or expenses arising out of any failure of Tenant in any respect to comply with or perform all the requirements and provisions of this Lease, unless such losses, costs, damages or expenses arise due to the act or negligence of Landlord or its agents, employees or contractors.

                2. Tenant agrees that, at Tenant's sole cost and expense, Tenant will procure and continue in force, in the name of Landlord, and at Landlord's request, Landlord's mortgagee(s), and Tenant as their interests may appear, comprehensive general liability insurance coverage with combined single limit of not less than Three Million Dollars ($3,000,000) per occurrence. Tenant shall deliver to Landlord customary insurance certification evidencing such paid-up insurance and copies of the policies.

                3. Tenant will pay Landlord, as additional rental, Tenant's proportionate share of all insurance as Landlord may from time to time maintain with respect to the Common Areas, the Land and the Building (including, but without limitation, broad form comprehensive general liability insurance, fire, extended coverage, vandalism and malicious mischief and all-risk insurance, rent insurance and boiler and sprinkler insurance in an amount equal to the full replacement cost of the improvements constituting the Common Areas and the Building). Such insurance may include Landlord's interest in the improvements and betterments installed in the Leased Premises by Tenant (except inventory, trade fixtures, wall and floor coverings, furniture and other personal property of Tenant removable by Tenant under the provisions of this Lease), whether the same have been paid for entirely or partially by Tenant. For purposes of this
Article XIV, Tenant's proportionate share shall be as provided in Article IV of this Lease.


                                 ARTICLE XV
                                 ----------

                             OPTION TO PURCHASE
                             ------------------

                1. Tenant shall have the option to purchase the Land and Building (the "Mack Option") of which the Leased Premises are a part (the "Mack Property") and the option to purchase the adjacent property (the "Adjacent Parcel Option"), including the pickling facility and all equipment contained thereon, located at 3105 Beaufait, Detroit, Michigan (the "Adjacent Property"), as the same is more particularly described on EXHIBIT "F" attached hereto and made a part hereof, upon the terms and conditions stated in this Article XV. The Mack Option and the Adjacent Parcel Option are sometimes collectively referred to as the "Options".

                2. The Mack Option and the Adjacent Parcel Option shall be exercisable during the term of the Lease as provided in this Article XV. If Tenant desires to exercise the Options with a Closing Date (as hereinafter defined) prior to the expiration of the term of this Lease, such exercise by Tenant shall be for the acquisition of both the Mack Property and the Adjacent Property. If, however, Tenant desires to exercise the Options with a Closing Date at the expiration of the term of this Lease, then, in such event, such exercise, at Tenant's election, shall be for the acquisition of the Mack Property and/or the Adjacent Property.

                3. If Tenant fails to exercise the Options or if Tenant exercises an Option and the Closing Date does not occur on or prior to the expiration of the term of this Lease, then the Options shall terminate and be of no further force or effect, time being of the essence.

                4. The Options are conditioned upon Landlord's redemption of the Bond (as defined in the Main Lease) as provided in Section 9.3 of the Main Lease and Landlord shall pay all monies necessary to redeem the Bond.

                5. If Tenant exercises the Mack Option and/or the Adjacent Parcel Option, the purchase and sale of the Mack Property and/or the Adjacent Property, as the case may be, shall be closed on a date specified by Landlord which is not less than forty-five (45) days nor more than sixty (60) days following the receipt by Landlord of Tenant's exercise of such Option or upon the date on which Landlord redeems the Bond, whichever shall first occur (the "Closing Date") on the following terms and conditions:

                        (a)     Subject to the provisions of Paragraph 6 of this
                Article XV, the purchase price for the Mack Property shall be Seven Hundred and Fifty Thousand Dollars ($750,000.00) and the purchase price for the Adjacent Property shall be Eight Hundred and Fifty Thousand Dollars ($850,000.00).

                        (b) The purchase price for the Mack Property and/or the Adjacent Property, as the case may be, shall be payable as follows:

                    (i) If Tenant exercises the Mack Option, the purchase price for the Mack Property shall be payable as follows:

                            (A)     The sum of Four Hundred Eighty-seven
                         Thousand Five Hundred Dollars ($487,500) shall be payable in cash on the Closing Date.

                            (B)     The balance of Two Hundred Sixty-two
                         Thousand Five Hundred Dollars ($262,500) shall be evidenced by a promissory note ("Mack Note") from Tenant to Landlord providing for monthly payments of principal and interest based on an amortization period of six (6) years, with interest at the rate of two percent (2%) in excess of the "prime rate" of interest as published in the WALL STREET JOURNAL from time to time, with all outstanding amounts of principal and interest due and payable three (3) years from the Closing Date. The Mack Note shall be secured by a first mortgage ("Mack Mortgage") on the Mack Property. The Mack Note and the Mack Mortgage shall be in form and substance reasonably acceptable to Landlord.

                     (ii) If Tenant exercises the Adjacent Parcel Option, the purchase price for the Adjacent Property shall be payable as follows:

                                (A)     The sum of Five Hundred Fifty-two
                         Thousand Five Hundred ($552,500) shall be payable in cash on the Closing Date.

                                (B)     The balance of Two Hundred Ninety-
                         seven Thousand Five Hundred Dollars ($297,500) shall be evidenced by a promissory note ("Adjacent Parcel Note") from Tenant to Landlord providing for monthly payments of principal and interest based on an amortization period of six (6) years, with interest at the rate of two percent (2%) in excess of the "prime rate" of interest as published in the WALL STREET JOURNAL from time to time, with all outstanding amounts of principal and interest due and payable three (3) years from the Closing Date. The Adjacent Parcel Note shall be secured by a first mortgage ("Adjacent Parcel Mortgage") on the Adjacent Parcel. The Adjacent

                         Parcel Note and the Adjacent Parcel Mortgage shall be in form and substance reasonably acceptable to Landlord.

                     (iii) If Tenant exercises the Options, the purchase price for the Mack Property and the Adjacent Property shall be payable as follows:

                                (A)     Fifty percent (50%) of the purchase
                         price determined in accordance with Paragraph 6 of this Article XV ("Entire Facility Purchase Price") shall be payable in cash on the Closing Date.

                                (B)     The balance of the Entire Facility
                         Purchase Price shall be evidenced by a promissory note ("Facility Note") from Tenant to Landlord providing for monthly payments of principal and interest based on an amortization period of ten (10) years, with interest at the rate of one percent (1%) in excess of the "prime rate" of interest as published in the WALL STREET JOURNAL from time to time, with all outstanding amounts of principal and interest due and payable five
                         (5) years from the Closing Date. The Facility Note shall be secured by a first mortgage ("Facility Mortgage") on the Mack Property and the Adjacent Property. The Facility Note and the Facility Mortgage shall be in form and substance reasonably acceptable to Landlord.

                (c) Transfer of title shall be by limited warranty deed, in fee simple, conveying title to the Mack Property and/or the Adjacent Property, as the case may be, free and clear of all liens and encumbrances, except those presently in existence, other than those relating to the Bond, as set forth on the Policy of Title Insurance issued by Lawyers Title Insurance Corporation (the "Tide Company") dated July 8, 1986, as updated by the Owner of Record and Encumbrance Search Report dated June 20, 1995, copies of which are attached hereto and made a part hereof as EXHIBIT "G", taxes and assessments, both general and special, which are a lien, but not yet due and payable, and any liens or encumbrances caused or created by or consented to by Tenant.

                (d) Landlord shall furnish an Owner's Policy of Title Insurance issued by the Title Company equal to the purchase price for the Mack Property and/or the Adjacent Property, as the case may be.

                (e) Rent prepaid under this Lease shall be prorated as of the Closing Date. There shall be a proration of Taxes, Utilities and Common Area Charges as of the Closing Date.

                (f) This Article XV shall serve as escrow instructions subject to the escrow agent's usual conditions of acceptance where not contrary to the terms hereof. Landlord shall designate the escrow agent which shall be a title company, bank or savings and loan institution in the Detroit, Michigan area.

        (g) All funds and documents are to be deposited by the respective parties with the escrow agent not later than five (5) days prior to the Closing Date, time being of the essence.

        (h) If and when the Title Company is in a position to issue the above required evidence of title and the escrow agent has received all funds and documents to be deposited, the escrow agent shall cause the deed to the Mack Property and/or the Adjacent Property, as the case may be, to be filed for record and the funds disbursed in accordance with this Article XV.

        (i) The escrow agent shall charge Landlord with the cost of evidence of title, all state and county transfer taxes and one-half (1/2) of the escrow fee and Tenant with all recording fees and one-half (1/2) of the escrow fee.

        (j) If for any reason the transfer of title to the Mack Property and/or the Adjacent Property, as the case may be, does not occur prior to the expiration of the term of this Lease, then, at the option of Landlord, the term of this Lease shall be deemed extended for no more than sixty (60) days until the date of transfer and Tenant shall continue to pay the rent and other charges required to be paid by Tenant and to observe its obligations under this Lease.

        (k) If Tenant, for any reason, is not in a position to close the Options upon the date that Landlord is obligated to deposit funds with the Trustee (as defined in the Main Lease), then, in such event, any penalty or interest associated with such delay shall be assessed to Tenant on the Closing Date.

        (l) No real estate brokerage commission shall be paid in connection with this transaction, since no real estate broker or salesman has been involved with this Lease or the Options.

        (m) If after Tenant has exercised the Options hereunder, but prior to the Closing Date, the Mack Property and/or the Adjacent Property, as the case may be, or any portion thereof are damaged or destroyed by fire or other cause, or title to or temporary use of the Mack Property and/or the Adjacent Property, as the case may be, or any portion thereof is taken by exercise of condemnation or eminent domain or by amicable acquisition in lieu thereof, then, in such event, Tenant shall complete the purchase without any reduction in the purchase price and, in such event, the entire insurance proceeds payable on account of such damage or destruction or the net proceeds payable for such taking shall be paid over to Landlord to the extent of the full purchase price of the Mack Property and/or the Adjacent Property, as the case may be, with any balance, if any, to be paid to Tenant.

        (n) This Lease shall terminate immediately upon the date of transfer of title to the Mack Property.

            6.  (a)   In the event that Tenant (i) exercises both the
Mack Option and the Adjacent Parcel Option prior to June 1, 1996, the purchase price for the Mack Property and the Adjacent Property shall be as provided in Paragraph 5(a) of this Article XV.

                (b) In the event that Tenant (i) exercises both the Mack Option and the Adjacent Parcel Option at the expiration of the term of this Lease and (ii) utilizes Landlord's pickling facility located on the Adjacent Property, then upon the occurrence of both (i) and (ii) above, the purchase price for the Mack Property and the Adjacent Property shall be reduced as follows: (A) if Tenant processes more than seventy-two thousand (72,000) tons of materials in the aggregate during the term of this Lease at such pickling facility, then the aggregate purchase price for both the Mack Property and the Adjacent Property shall be reduced to One Million Five Hundred Thousand Dollars ($1,500,000), or (B) if Tenant processes more than one hundred eight thousand (108,000) tons of material in the aggregate during the term of this Lease at such pickling facility, then the aggregate purchase price for both the Mack Property and the Adjacent Property shall be reduced to One Million Four Hundred Thousand Dollars ($1,400,000).

                (c) In the event that Tenant (i) simultaneously exercises both the Mack Option and the Adjacent Parcel Option at any time after June 1, 1996, but prior to the expiration of the term of this Lease and (ii) utilizes Landlord's pickling facility located on the Adjacent Property, then upon the occurrence of both (i) and (ii) above, the purchase price for the Mack Property and the Adjacent Property shall be reduced as follows: (A) if, as of the date of the exercise of the Options by Tenant, the aggregate tons of material processed by Tenant at such pickling facility during the term of this Lease averages at least two thousand (2,000) tons per month, but less than three thousand (3,000) tons per month, then the purchase price pursuant to Paragraph 5(a) of this Article XV shall be reduced by the product resulting by multiplying the sum of One Hundred Thousand Dollars ($100,000) by a fraction, the numerator of which shall be the number of months which have elapsed from the Commencement Date of the term of this Lease until the month in which Tenant exercises the Options and the denominator of which shall be thirty-six (36), or
(B) if, as of the date of the exercise of the Options by Tenant, the aggregate tons of material processed by Tenant at such pickling facility during the term of this Lease averages at least three thousand (3,000) tons per month, then the purchase price pursuant to Paragraph 5(a) of this Article XV shall be reduced by the product resulting by multiplying the sum of Two Hundred Thousand Dollars ($200,000) by a fraction, the numerator of which shall be the number of months which have elapsed from the Commencement Date of the term of this Lease until the month in which Tenant exercises the Options and the denominator of which shall be thirty-six (36).

                Notwithstanding the foregoing, there shall be no reduction in the purchase price for either the Mack Property or the Adjacent Property if Tenant exercises either the Mack Option or the Adjacent Parcel Option, but does not exercise both Options simultaneously.

                7. Notwithstanding anything contained in this Article XV to the contrary, Tenant shall provide Landlord sixty (60) days' prior written notice of Tenant's intention to exercise ("Intention Letter") the Mack Option and/or the Adjacent Parcel Option. Upon Landlord's receipt of the Intention Letter, Landlord will cause, at Landlord's sole cost and expense, a Phase I Environmental Report ("Environmental Report") to be prepared for the Mack Property and/or the Adjacent Property, as the case may be, and upon Landlord's receipt of the completed Environmental Report shall provide Tenant with a copy thereof. Tenant shall have a period of thirty (30) days after receipt of the Environmental Report to advise Landlord if Tenant, acting reasonably, is satisfied with the environmental condition of the Mack Property and/or the Adjacent Property, as the case may be, and to exercise the Mack Option and/or the Adjacent Parcel Option, as the case may be, in the manner provided for in this Article XV. The failure of Tenant to notify Landlord of Tenant's dissatisfaction with the Environmental Report prior to the expiration of the aforesaid thirty (30) day period shall be deemed to be approval by Tenant of the environmental condition of the Mack Property and/or the Adjacent Property, as the case may be, and Tenant shall be deemed to have exercised the Mack Option and/or the Adjacent Parcel Option, as the case may be, as of the expiration of the aforesaid thirty (30) day period. The transfer of the Mack Property and/or the Adjacent Property shall be on an "as is" "where is" basis without any representation or warranty of any kind or nature with regard to the condition thereof.

                8. (a) If Tenant, acting reasonably, is not satisfied with the environmental condition of the Mack Property and/or the Adjacent Property, as the case may be, and Tenant has notified Landlord in writing of Tenant's dissatisfaction within the thirty (30) day period provided in paragraph 7 of this Article XV, then provided Tenant is not in default under this Lease at the time of exercise of the applicable renewal option or as of the date immediately preceding the scheduled commencement date of the applicable renewal term, Tenant shall have the option to renew the term of this Lease for six (6) additional periods of five (5) years each, each such renewal term to commence immediately upon the expiration of the then current term, upon the same terms and conditions of this Lease except as to rent payable pursuant to Article III of this Lease. To exercise an option to renew, Tenant shall provide Landlord with ninety (90) days prior written notice of such renewal. Notwithstanding the foregoing, Tenant may exercise the first such renewal option simultaneously with the delivery to Landlord of Tenant's notice to Landlord that Tenant is dissatisfied with the environmental condition of the Mack Property and/or the Adjacent Property, as the case may be.

                (b) If an option to renew is properly exercised, the rent payable by Tenant to Landlord shall be as follows:

                   For the                    Monthly Rent
                   -------                    ------------
        First five (5) year renewal term      $10,000.00
        Second five (5) year renewal term       9,000.00
        Third five (5) year renewal term        8,000.00
        Fourth five (5) year renewal term       7,500.00
        Fifth five (5) year renewal term        7,000.00
        Sixth five (5) year renewal term        6,000.00

                9. In the event that due to circumstances beyond Tenant's control, Tenant does not exercise the Options, Landlord shall at the end of the term of this Lease reimburse Tenant for the depreciated value of the leasehold improvements installed and paid for by Tenant relating to the structural components of the Building, provided that such improvements are approved in advance by Landlord.

                10. In the event that Tenant exercises the Options and thereafter, as a result of a default by Tenant, Tenant fails to close on the acquisition as provided in this Article XV, then, in such event, Landlord, in addition to any other remedies available to Landlord at law or in equity, shall be entitled to reimbursement from Tenant for all costs associated with the redemption of the Bond.



                                 ARTICLE XVI
                                 -----------

                          ASSIGNMENT AND SUBLETTING
                          -------------------------

                Tenant shall not sublease (in whole or in part) the Leased Premises or assign this Lease, without the written consent of Landlord, which consent may be withheld in Landlord's sole discretion. Notwithstanding any consent by Landlord to any such sublease or assignment, Tenant shall remain fully liable for all the terms, conditions and covenants of this Lease. Notwithstanding the foregoing, but subject in all events to the consents required by the documents evidencing the Bond, Landlord agrees not to unreasonably withhold Landlord's consent to an assignment of this Lease to an entity which is directly affiliated with Tenant provided that Tenant pays all costs associated with Landlord's obtaining the consents to any such assignment required by the documents evidencing the Bond.


                                ARTICLE XVII
                                ------------

                               EMINENT DOMAIN
                               --------------

                In the event the Leased Premises, or any part thereof or the Common Areas, or any part thereof (to the extent that such taking results in the inability to effectively operate in the Leased Premises), shall be taken or condemned either permanently or temporarily for any public or quasi public use or purpose by any competent authority in appropriation proceedings or by any right of eminent domain, the entire compensation award therefor, both leasehold and reversion, shall belong to Landlord, except that Tenant shall be entitled to claim an award for Tenant's reasonable moving costs, loss of Tenant's business, relocation expenses, and depreciation to and the cost of removal of Tenant's personal property. If the Leased Premises shall be taken as aforesaid, then this Lease shall terminate and shall become null and void from the time possession thereof is required for public use and from that date the parties hereto shall be released from further obligation hereunder.

                                ARTICLE XVIII
                                -------------

                              DEFAULT BY TENANT
                              -----------------

        All rights and remedies of Landlord herein enumerated shall be cumulative, and none shall exclude any other right or remedy allowed by law. Tenant covenants and agrees that if:

                (a) Tenant fails, neglects or refuses to pay any installment of rent at the time and in the amount as herein provided, or to pay any other monies agreed by it to be paid promptly when and as the same shall become due and payable under the terms hereof, and if any such default should continue for a period of more than ten (10) days; or

                (b) Any voluntary or involuntary petition or similar pleading under any section or sections of any bankruptcy act shall be filed by or against Tenant, or any voluntary or involuntary proceeding in any court or tribunal shall be instituted to declare Tenant insolvent or unable to pay Tenant's debts, and the same shall not be dismissed or discharged within thirty (30) days thereafter; or

                (c) Tenant makes any assignment of its property for the benefit of creditors or the Leased Premises are taken under a levy of execution or attachment in any action against Tenant and such levy, attachment or assignments is not dismissed or discharged within thirty (30) days; or

                (d) Tenant abandons or vacates the Leased Premises or fails, neglects or refuses to keep and perform any of the other covenants, conditions, stipulations or agreements herein contained, covenanted and agreed to be kept and performed by it, and in the event any such default shall continue for a period of more than fifteen (15) days after notice thereof given in writing to Tenant by Landlord;

then Tenant does hereby authorize and fully empower Landlord to cancel or annul this Lease at once and to re-enter and take possession of the Leased Premises immediately, and by force if necessary, without any previous notice of intention to re-enter, and to remove all persons and their property therefrom, and to use such force and assists in effecting and perfecting such removal of Tenant as may be necessary or advisable to recover at once first and exclusive possession of the Leased Premises whether in possession of Tenant or of third persons or otherwise, without being deemed guilty of any manner of trespass and without prejudice to any remedies which might otherwise be used by Landlord, in which event this Lease shall terminate and Tenant shall indemnify Landlord against all loss of rent which Landlord may incur by reason of such termination during the residue of the term therein specified. Landlord may, however, at Landlord's option, at any time after such default or violation of any condition or covenant, re-enter and take possession of the Leased Premises without such re-entry working as a forfeiture of the rents to be paid and the covenants, agreements and conditions to be kept and performed by Tenant for the full term of this Lease.

                                 ARTICLE XIX
                                 -----------

                         WAIVER OF TENANT'S DEFAULT
                         --------------------------

        No waiver of any covenant or any condition or of any breach of any covenant or condition of this Lease shall be taken to constitute a waiver of any subsequent breach of such covenant or condition.


                                 ARTICLE XX
                                 ----------

                             DEFAULT BY LANDLORD
                             -------------------

        Notwithstanding anything herein stated to the contrary, if Landlord shall fail to perform any covenant, term or condition of this Lease upon Landlord's part to be performed and, as a consequence of such default Tenant or any person claiming through Tenant suffers any loss, injury or damage, it is specifically understood and agreed that Landlord (its successors and assigns) shall not have any personal liability therefor, except with respect to Landlord's indemnification provided in Article VI, Paragraph 3 of this Lease, Tenant hereby agreeing to look solely to the equity of Landlord (its successors and assigns) in the Leased Premises for the satisfaction of each and every remedy of Tenant or any person claiming through Tenant in the event of such failure by Landlord.

                                 ARTICLE XXI
                                 -----------

                              DEFAULT INTEREST
                              ----------------

        If, during the term of this Lease or any extension period, Tenant shall fail to timely pay the rent or other charges payable by Tenant pursuant to this Lease following ten (10) days' written notice from Landlord to Tenant, then, in such event, interest at the monthly rate of one and one-half percent (1 1/2%) shall accrue from and after the date on which any such sum shall be due and payable until such delinquent sums paid, and such interest shall be paid to Landlord, as additional rent, at the time of payment of the delinquent sum.


                                ARTICLE XXII
                                ------------

                                HOLDING OVER
                                ------------

        If Tenant shall remain in possession of all or any part of the Leased Premises after the expiration of the term of this Lease or any renewal thereof, with the consent of Landlord, then Tenant shall be deemed a Tenant from month-to-month at a rental equal to one hundred fifty percent (150%) of the rental previously paid by Tenant to Landlord and subject to all of the terms and provisions hereof, except only as to the term of this Lease.

                                ARTICLE XXIII
                                -------------

                               QUIET ENJOYMENT
                               ---------------

                Landlord covenants and agrees that if Tenant pays the rental and other charges herein provided and shall perform all of the covenants and agreements herein stipulated to be performed on Tenant's part, Tenant shall, at all times during the term of this Lease, have the peaceable and quiet enjoyment and possession of the Leased Premises without any manner of hindrance from Landlord or any persons lawfully claiming through Landlord, except as to such portion of the Leased Premises as shall be taken under the power of eminent domain or condemnation and subject at all times to the terms of the Main
Lease. Tenant assumes the obligations under the Main Lease to the extent of the interest in the Main Lease subleased hereunder.


                                ARTICLE XXIV
                                ------------

                            WAIVER OF SUBROGATION
                            ---------------------

                Neither party shall be liable to the other party or to anyone claiming through the other party or to any insurance company (by way of subrogation or otherwise) insuring the other party for any business interruption or for any loss or damage to any building, structure or other personal property of the other occurring on or about the Leased Premises, or in any manner growing out of or connected with Tenant's use or occupation of the Leased Premises, or the use or occupation of the Leased Premises by Tenant's licensees, concessionaires or tenants, even though such business interruption, loss or damage might have been occasioned by the negligence of such party; provided, however, that such business interruption, loss, damage, injury or death is or could be covered by a fire and extended coverage insurance policy (with vandalism and malicious mischief endorsement attached), by a contents insurance policy or by a sprinkler leakage or water damage policy in Michigan regardless of whether such insurance policies are actually carried. Each insurance policy carried by the parties hereto shall contain a clause to the effect that the foregoing waiver shall not affect the right of the insured party to recover under such policy. If by reason of the foregoing waiver, either party shall be unable to obtain any such insurance without the payment of an additional premium therefor, then, unless the party claiming the benefit of such waiver shall agree to pay such party for the cost of such additional premium within thirty (30) days after notice setting forth such requirement and the amount of the additional premium, the within waiver shall be of no force and effect as between such party and such claiming party.


                                 ARTICLE XXV
                                 -----------

                                   NOTICES
                                   -------

                The term "Notice" shall mean any notice, demand, request or other communication or document to be provided under this Lease by or on behalf of one party to the other. The

Notice shall be in writing and shall be given to the party at its address set forth in this Lease or such other address as the party may later specify for that purpose by notice to the other party. Each Notice shall, for all purposes, be deemed given and received: (a) If hand delivered to a party against receipted copy, when the copy of the Notice is receipted; (b) If given by a nationally recognized and reputable overnight delivery service, the day on which the Notice is actually received by the party; or (c) If given by United States mail, by registered or certified mail, return receipt requested, postage prepaid two (2) business days after it is posted with the United States Postal Service. The provisions above governing the date on which the Notice is deemed to have been received by a party to this Lease shall mean and refer to the date on which a party to this Lease, and not its counsel or other recipient to which a copy of the Notice may be sent, is deemed to have received the Notice. If the Notice is tendered under the provisions of this Lease and is refused by the intended recipient of the Notice, the Notice shall nonetheless be considered to have been given and shall be effective as of the date provided in this Lease. The contrary notwithstanding, any Notice given to Tenant in a manner other than that provided in this Lease that is actually received by Tenant shall be effective with respect to Tenant on receipt of the Notice.


                                ARTICLE XXVI
                                ------------

                             PROVISIONS BINDING
                             ------------------

                Except as herein otherwise expressly provided, the terms and provisions of this Lease shall be binding upon and shall inure to the benefit of the heirs, executors, administrators, successors, and permitted assigns, respectively, of Landlord and Tenant. Each term and provision of this Lease to be performed by Tenant shall be construed to be both a covenant and a condition. The reference contained to successors and assigns of Tenant is not intended to constitute a consent to assignment by Tenant, but has reference only to those instances in which Landlord may have given written consent to a particular assignment as required hereunder.

                                ARTICLE XXVII
                                -------------

                             COMPLETE AGREEMENT
                             ------------------

                This writing contains the entire agreement between the parties hereto, and no agent, representative, salesman or officer of Landlord hereto has authority to make or has not made any statement, agreement or representation, oral or written, in connection herewith, modifying, adding or changing the terms and conditions herein set forth. No dealings between the parties or custom shall be permitted to contradict various additions to or modify the terms hereof. No modification of this Lease shall be binding unless such modification shall be in writing and signed by the parties hereto.

                IN TESTIMONY WHEREOF, Landlord and Tenant have caused this Lease to be signed as of the day and year first above written.

Signed and acknowledged                     LANDLORD:
in the presence of:
                                            NATIONAL METAL PROCESSING, INC.,
                                            a Michigan corporation

Sign: /s/ Catherine Oberly                  By: /s/ Joseph Klobuchar, Jr.
      -------------------------                -----------------------------

Print Name: Catherine Oberly
           --------------------

Sign: /s/ Darlene D. Lorenzen               Its: Vice President
     --------------------------                 ----------------------------

Print Name: Darlene D. Lorenzen
           --------------------

                                            TENANT:

                                            MNP CORPORATION,
                                            a(n) Michigan Corporation
                                                 ---------------------------

Sign: /s/ Elizabeth Milton                  By: /s/ Craig L. Stormer
      -------------------------                -----------------------------

Print Name: Elizabeth Milton
           --------------------

Sign: /s/ Evelyn Johnson                    Its: Vice President
     --------------------------                 ----------------------------

Print Name: Evelyn Johnson
           --------------------

Sign:                                       And:
      -------------------------                 ----------------------------

Print Name:
           --------------------

Sign:                                       Its:
     --------------------------                  ----------------------------

Print Name:
           --------------------

        STATE OF OHIO   )
                        ) SS:
        COUNTY OF LUCAS )


                Personally appeared before me, a Notary Public in and for said County and State, National Metal Processing, Inc., by Joseph Klobuchar, Jr., its Vice President, who acknowledged that he did sign the foregoing instrument for and on behalf of the Corporation being thereunto duly authorized by its Board of Directors; that the same is his free act and deed individually and as such officer and the free act and deed of the Corporation.

                IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Toledo, Ohio, this 11th day of October, 1995.

                                    /s/ Laura Contos (Kenyon)
                                    -------------------------------------
                                    Notary Public
STATE OF MICHIGAN )
                  ) SS:             My commission expires: 9/11/99
COUNTY OF MACOMB  )                                       ---------------
                                               Laura Contos
                                         Notary Public, State of Ohio
                                    My Commission Expires September 11, 1999

                Personally appeared before me, a Notary Public in and for said
County and State, MNP Corporation, by Craig L. Stormer and                , its
Vice President and                             , respectively, who acknowledged
that they did sign the foregoing instrument for and on behalf of the Corporation being thereunto duly authorized by its Board of Directors; that the same is their free act and deed individually and as such officers and the free act and deed of the Corporation.

                IN TESTIMONY WHEREOF I have hereunto set my hand and official seal at Ihica, Michigan this 1st day of November, 1995.


                                        /s/ Karen K. O'Bryan
                                        -------------------------------------
                                        Notary Public

                                        My commission expires: 5/13/99
                                                              ---------------

This instrument prepared by:

Edward A. Hurtuk, Esq.
Benesch, Friedlander, Coplan & Aronoff
2300 BP America Building, 200 Public Square
Cleveland, Ohio 44114-2378
(216) 363-4500